                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 6, 1997


                            UNITED AUTO GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12297                 22-3086739
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


375 Park Avenue, New York, New York                            10152
(Address of principal executive offices)                     (Zip Code)



                                 (212) 223-3300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

     On March 6, 1997, United Auto Group, Inc. ("UAG"), through two wholly-owned subsidiaries, acquired 100% of the partnership interests in Shannon Automotive, Ltd. ("Shannon"). Shannon operates two automobile dealerships, Crown Dodge and Crown Jeep-Eagle Chrysler-Plymouth, located in Houston, Texas. On March 21, 1997, UAG filed a current report on Form 8-K (the "Original 8-K") disclosing such acquisition.

     This Amendment No. 1 to the Original 8-K is being filed for the purpose of filing the financial statements and pro forma financial information required to be disclosed under Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          Balance Sheet as of December 31, 1996 and Statements of Income, Statements of Changes in Partners' Capital, and Statements of Cash Flow for the year ended December 31, 1996, with footnotes thereto.

     (b)  Pro Forma Financial Information:

          Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996 and Pro Forma Condensed Consolidated Statements of Operations for (i) the twelve months ended December 31, 1996, (ii) the nine months ended September 30, 1996, (iii) the six months ended June 30, 1996, and (iv) the three months ended March 31, 1996, with footnotes thereto.



     (c)  Exhibits:

          None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UNITED AUTO GROUP, INC.



DATE: April 30, 1997                By:  /s/ Philip N. Smith, Jr
                                        -------------------------
                                        Name:  Philip N. Smith, Jr.
                                        Title: Vice President, Secretary
                                               and General Counsel

ITEM 7(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


                           SHANNON AUTOMOTIVE LTD.
                        (A TEXAS LIMITED PARTNERSHIP)
                             FINANCIAL STATEMENTS
                    WITH REPORT OF INDEPENDENT ACCOUNTANTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

REPORT OF INDEPENDENT ACCOUNTANTS
To the Partners of
Shannon Automotive Ltd.:

We have audited the accompanying balance sheets of Shannon Automotive Ltd. (a Texas Limited Partnership) as of December 31, 1996, and the related statements of income, changes in partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shannon Automotive Ltd. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      /s/ COOPERS & LYBRAND L.L.P.

Houston, Texas
March 25, 1997

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
BALANCE SHEETS
December 31, 1996

                  ASSETS                      1996
                                         -------------
Current assets:
 Cash and cash equivalents                 $ 2,279,337
 Contracts in transit                        1,383,661
 Accounts receivable:
  Trade                                        376,536
  Other                                        169,552
 Finance income receivable                     132,317
 Inventories                                 8,335,102
 Prepaid expenses                              132,932
                                         -------------
  Total current assets                      12,809,437
Property and equipment, net                    285,209
Dealer rental vehicles                              --
Other assets                                   238,392
                                         -------------
  Total assets                             $13,333,038
                                         =============
    LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
 Floor plan liability                      $ 8,017,741
 Current maturities of long-term debt               --
 Accounts payable                              553,026
 Accrued expenses                              390,768
                                         -------------
  Total current liabilities                  8,961,535
Deferred rent                                  248,742
Other liabilities                                1,909
                                         -------------
  Total liabilities                          9,212,186
                                         -------------
Commitments and contingencies
Partners' capital                            4,120,852
                                         -------------
  Total liabilities and partners'
    capital                                $13,333,038
                                         =============

The accompanying notes are an integral part of the financial statements.

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
STATEMENTS OF INCOME
for the year ended December 31, 1996

                                         1996
                                    -------------
Sales                                 $96,962,172
Cost of sales                          83,290,350
                                    -------------
  Gross profit                         13,671,822
Selling, general and administrative    10,549,140
                                    -------------
Net income                            $ 3,122,682
                                    =============

The accompanying notes are an integral part of the financial statements.

SHANNON AUTOMOTIVE LTD.
(A Texas Limited Partnership)
Statements of Changes in Partners' Capital for the year ended December 31, 1996

                                            GENERAL       LIMITED      LIMITED
                                            PARTNER       PARTNER      PARTNER
                                            CAPITAL       CAPITAL      CAPITAL       TOTAL
                                          (CROWN JEEP   (CROWN JEEP  (BERYLSON,    PARTNERS'
                                         EAGLE, INC.)  EAGLE, INC.)     INC.)       CAPITAL
                                        ------------- ------------- ----------- -------------
Partners' capital, December 31, 1995      $ 1,449,136   $ 2,007,835   $   4,390   $ 3,461,361
Liquidation of limited partner interest     2,007,835    (2,007,835)         --            --
Distributions to partners                  (2,232,092)           --    (231,099)   (2,463,191)
Net income for the year                     2,779,187            --     343,495     3,122,682
                                        ------------- ------------- ----------- -------------
Partners' capital, December 31, 1996      $ 4,004,066   $        --   $ 116,786   $ 4,120,852
                                        ============= ============= =========== =============

The accompanying notes are an integral part of the financial statements.

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
STATEMENTS OF CASH FLOWS
for the year ended December 31, 1996

                                                                                       1996
                                                                                  -------------
Cash flows from operating activities:
 Net income                                                                         $ 3,122,682
 Adjustments to reconcile net income to net cash provided by operating activities:
  Gain on sale                                                                          (45,018)
  Depreciation                                                                          104,597
  Deferred rent                                                                         (24,588)
  Changes in operating assets and liabilities:
   Contracts in transit                                                               2,068,162
   Accounts receivable, trade                                                           108,352
   Accounts receivable, other                                                            27,348
   Finance income receivable                                                             51,709
   Inventories                                                                          694,298
   Prepaid expenses                                                                     (43,149)
   Other assets                                                                          35,729
   Floor plan liability                                                              (2,703,202)
   Accounts payable                                                                    (600,678)
   Accrued expenses                                                                    (278,380)
   Other liabilities                                                                   (268,037)
                                                                                  -------------
   Net cash provided by operating activities                                          2,249,825
                                                                                  -------------
Cash flows from investing activities:
 Proceeds from sale of dealer rental vehicles                                           282,621
 Capital expenditures                                                                  (153,938)
 Dealer rental vehicles                                                                      --
                                                                                  -------------
   Net cash provided by investing activities                                            128,683
                                                                                  -------------
Cash flows from financing activities:
 Principal payments on long-term debt                                                  (159,861)
 Partner distributions                                                               (2,463,191)
                                                                                  -------------
   Net cash used in financing activities                                             (2,623,052)
                                                                                  -------------
Net (decrease) increase in cash and cash equivalents                                   (244,544)
Cash and cash equivalents, beginning of year                                          2,523,881
                                                                                  -------------
Cash and cash equivalents, end of year                                              $ 2,279,337
                                                                                  =============
Supplemental cash flow disclosure:
 Interest paid                                                                      $   961,567
                                                                                  =============

   The accompanying notes are an integral part of the financial statements.

SHANNON AUTOMOTIVE LTD.
(A Texas Limited Partnership)
Notes to Financial Statements

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       ORGANIZATION

       Shannon Automotive Ltd. (the "Partnership") is a Texas Limited Partnership formed to acquire and operate two automobile dealerships located in Houston, Texas. Operations include, but are not limited to, selling, financing or leasing automobiles, and the servicing and maintenance of automobiles.

       The Partnership operates dealerships which hold franchise agreements with a number of automotive manufacturers. In accordance with the individual franchise agreement, each dealership is subject to certain rights and restrictions typical of the industry. The ability of the manufacturers to influence the operations of the dealerships or the loss of a franchise agreement could have a negative impact on operating results of the Partnership.

       The Partnership sells and services new and used automobiles to a large number of customers in the Houston and surrounding areas. The Partnership performs ongoing credit evaluations of its customers and generally does not require collateral on its trade receivables. Reserves, if management considers necessary, are maintained for potential credit losses and such losses have been within management's estimates.

       During 1995, Crown Jeep Eagle, Inc. (the "general partner") purchased 48% of the 49% limited partner's interest of Bryron Properties, Inc. (the "limited partner") for a $4,012,000 note payable. The general partner obtained a note of $3,600,000 from Chrysler Credit Corporation which is collateralized by substantially all the assets of the dealership. Simultaneously, Berylson, Inc. (the "new limited partner") purchased the remaining 1% of the limited partner's interest for an $80,000 note payable. The notes have been subsequently paid off.

       Effective January 1, 1996, the new limited partner received an additional 10% interest in the future profits of the Partnership. As such, the terms of the Partnership Agreement were amended to provide that profits and losses of the Partnership be allocated as follows:

                       LIMITED   GENERAL
                       PARTNER   PARTNER
                     --------- ---------
  PROFITS AND LOSSES     11%       89%

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

       The significant accounting policies of the Partnership are as follows:

       CASH EQUIVALENTS

       The Partnership considers all highly liquid investments purchased with an original maturity date of three months or less to be cash equivalents.

       INVENTORIES

       Inventories are stated at the lower of cost as determined by the last-in, first-out (LIFO) method or market value.

       PROPERTY AND EQUIPMENT

       Property and equipment are stated at cost. Expenditures for normal maintenance of property and equipment are charged against operations as incurred. Upon disposition of assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in operations. Depreciation is provided over the estimated useful lives of the depreciable assets using the straight-line method.

       REVENUE RECOGNITION

       Revenue is recognized when vehicles are delivered or services are provided. Contracts in transit represent delivered vehicles for which drafts have not yet been presented for payment.

       FLOOR PLAN INTEREST INCOME OR EXPENSE

       Interest income or expense relating to floor plan financing is recorded net of reimbursements and rebates provided by Chrysler Motors Corporation.

       DEALER TRADE INCOME

       Dealer trade income represents amounts equal to the manufacturer holdbacks on all units sold from the Partnership to other dealers.

       FINANCE INCOME

       Finance income arising from the sale of recourse and nonrecourse installment contracts to financing institutions is recognized at the time the contract is sold. The Partnership records an allowance for uncollectible amounts which represents estimated repossession losses on contracts sold with recourse.

       FEDERAL INCOME TAX

       In accordance with the provisions of the Internal Revenue Code, the Partnership is not subject to federal income tax. Each partner includes his proportionate share of the Partnership's taxable income or loss, deductions or credits in his own federal income tax return.

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

       DEFERRED RENT

       The Partnership records rental expense related to certain facility operating leases over the life of the lease using the straight-line method, as required by generally accepted accounting principles.

       CONCENTRATION OF CREDIT RISK

       Financial instruments which potentially subject the Partnership to concentrations of credit risk consist principally of temporary cash investments. The Company invests its cash in deposit accounts with Bank of America. The Company has not experienced any losses from this credit risk. Cash equivalents at December 31, 1996, in the amount of $550,000, were deposited. Management believes that the risk of loss is minimal. To date, the Partnership has not incurred losses related to temporary cash investments.

       The Partnership maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts.

       MANAGEMENT ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Ultimate actual results could differ from those estimates.

       The following estimated fair values of financial instruments have been determined by the Company using available market information and appropriate valuation methodologies.

       The carrying amounts of cash and cash equivalents, receivables and accounts payable approximate fair values due to the short-term maturities of these instruments.

       The carrying value of the Partnership's Automobile Flooring and Security Agreement approximates fair value.

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.     INVENTORIES:

       Inventories at December 31, 1996 consisted of the following:

                           1996
                      ------------
New vehicles            $6,669,013
Used vehicles            1,162,542
Parts and accessories    1,413,196
                      ------------
                         9,244,751
Less LIFO reserve         (909,649)
                      ------------
  Total inventories     $8,335,102
                      ============

     During fiscal year 1996, the Partnership experienced a LIFO inventory pool decrement which resulted in a decrease of approximately $142,000 to cost of goods sold.

3.     PROPERTY AND EQUIPMENT:
       Property and equipment at December 31, 1996 consisted of the following:

                                                   1996
                                               -----------
Service equipment                                $ 225,882
Parts and accessories equipment                    118,797
Service vehicles                                   161,075
Furniture and fixtures                             257,125
Leasehold improvements                             108,364
                                               -----------
                                                   871,243
Less accumulated depreciation and amortization    (586,034)
                                               -----------
  Total property and equipment, net              $ 285,209
                                               ===========

As of December 31, 1996, the Company utilized approximately $228,000 of fully depreciated equipment in operations.

During 1996, the Partnership disposed of all of its dealer rental vehicles.

SHANNON AUTOMOTIVE LTD.
(A TEXAS LIMITED PARTNERSHIP)
NOTES TO FINANCIAL STATEMENTS, CONTINUED


4.     FLOOR PLAN LIABILITY:

       The Partnership entered into financing agreements with a bank that permits the Partnership to borrow at interest rates ranging from 7.00% to 7.25% during 1996. Borrowings are collateralized by new and used vehicle inventories, contracts in transit, accounts receivable, property and equipment and substantially all other assets of the Partnership, as well as the corporate guaranties of the general and limited partners, and the personal guaranty of the shareholder of the general partner. The financing agreements are contingent upon the dealer maintaining a certain minimum tangible net worth cash flow ratio and working capital ratio, for which the Partnership has complied.

5.     COMMITMENTS AND CONTINGENCIES:

       LITIGATION

       There are certain claims pending against the Partnership which are incidental to the ordinary course of business. In the opinion of management, the Partnership has sufficient insurance coverage to cover any losses and such claims should not result in any significant liability.

       OPERATING LEASES

       The Partnership leases certain equipment, automobile dealership facilities and office facilities under operating lease agreements which expire in various years through 2001. Certain leases of the Partnership contain renewal options and clauses for payments of real estate taxes, maintenance and insurance expenses for the facilities. Rental expense for the year ended December 31, 1996 was approximately $839,000.

       The approximate minimum future annual rental payments for these noncancelable operating leases are as follows for years ending December 31:

1997     $1,056,360
1998        989,735
1999        970,148
2000        951,204
2001        328,488

6.     SUBSEQUENT EVENT:

       Effective March 1, 1997, United Auto Group purchased all of the Partnership interest from the partners.

ITEM 7(b) PRO FORMA FINANCIAL INFORMATION


                           UNITED AUTO GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)
                                 (UNAUDITED)

                                            SHANNON      PRO FORMA
                                  UAG      AUTOMOTIVE   ADJUSTMENTS   PRO FORMA
                              ---------- ------------ ------------- -----------
            ASSETS
AUTO DEALERSHIPS
 Cash and cash equivalents      $ 66,875    $ 2,279       $(7,000)(1) $ 62,154
 Accounts receivable              52,018      2,062                     54,080
 Inventories                     168,855      8,335                    177,190
 Other current assets             11,823        133                     11,956
                              ---------- ------------ ------------- -----------
  Total current assets           299,571     12,809        (7,000)     305,380

 Property and equipment, net      22,341        285                     22,626
 Intangible assets, net          177,194                   10,729 (1)  187,923
 Other assets                      6,587        239                      6,826
                              ---------- ------------ ------------- -----------
  TOTAL AUTO DEALERSHIP
   ASSETS                        505,693     13,333         3,729      522,755
                              ---------- ------------ ------------- -----------
AUTO FINANCE
 Cash and cash equivalents         2,688                                 2,688
 Finance assets, net               9,723                                 9,723
 Other assets                      4,846                                 4,846
                              ---------- ------------ ------------- -----------
  TOTAL AUTO FINANCE ASSETS       17,257          0             0       17,257
                              ---------- ------------ ------------- -----------
  TOTAL ASSETS                  $522,950    $13,333      $  3,729     $540,012
                              ========== ============ ============= ===========

                           UNITED AUTO GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)
                                 (UNAUDITED)

                                                          SHANNON      PRO FORMA
                                                UAG      AUTOMOTIVE   ADJUSTMENTS   PRO FORMA
                                            ---------- ------------ ------------- -----------
LIABILITIES AND
 STOCKHOLDER'S EQUITY
AUTO DEALERSHIPS
 Floor plan notes payable                     $170,170    $ 8,018                   $178,188
 Short-term debt                                 6,069                                 6,069
 Accounts payable                               22,187        553                     22,740
 Accrued expenses                               17,585        641           500 (1)   18,726
 Current portion of long-term debt               5,444                                 5,444
                                            ---------- ------------ ------------- -----------
  Total current liabilities                    221,455      9,212           500      231,167
 Long-term debt                                 11,121                                11,121
 Due to related party                            1,334                                 1,334
 Deferred income taxes                           4,867                                 4,867
                                            ---------- ------------ ------------- -----------
  TOTAL AUTO DEALERSHIP LIABILITIES            238,777      9,212           500      248,489
                                            ---------- ------------ ------------- -----------
AUTO FINANCE
 Short-term debt                                 1,001                                 1,001
 Accounts payable and other liabilities          1,704                                 1,704
                                            ---------- ------------ ------------- -----------
  TOTAL AUTO FINANCE LIABILITIES                 2,705          0             0        2,705
                                            ---------- ------------ ------------- -----------
STOCKHOLDERS' EQUITY
 Voting Common Stock                                 2                                     2
 Additional paid-in-capital                    284,502                    7,350 (1)  291,852
 Retained earnings (accumulated deficit)        (3,036)     4,121        (4,121)(1)   (3,036)
                                            ---------- ------------ ------------- -----------
  TOTAL STOCKHOLDERS' EQUITY                   281,468      4,121         3,229      288,818
                                            ---------- ------------ ------------- -----------
  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                     $522,950    $13,333       $ 3,729     $540,012
                                            ========== ============ ============= ===========

         FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(1) Represents the acquisition of Shannon Automotive for cash and common stock, including expenses of $850 and the elimination of historical equity accounts.

                           UNITED AUTO GROUP, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                 (UNAUDITED)

                                                                        SUN
                                           STEVE RAYMAN   HICKMAN    AUTOMOTIVE    EVANS
                                  UAG       NISSAN (1)   NISSAN (1)  GROUP (1)   GROUP (1)
                             ----------- -------------- ---------- ------------ ---------
Auto Dealership
Total Revenue                  1,302,031      19,892       41,320     160,132     81,016

Costs of Sales                 1,157,368      16,503       36,581     137,323     71,147
                             ----------- -------------- ---------- ------------ ---------

Gross Profit                     144,663       3,389        4,739      22,809      9,869
Selling, General and
 Administrative expenses         124,244       2,481        4,072      17,385      8,428

                             ----------- -------------- ---------- ------------ ---------
Operating Income                  20,419         908          667       5,424      1,441
Other income (expense)            (1,818)          0           19      (1,094)       139

Equity in loss of uncombined
 investee                            (74)          0            0           0          0
                             ----------- -------------- ---------- ------------ ---------
Income Auto Dealerships           18,527         908          686       4,330      1,580
Financial Services                (1,490)          0            0           0          0
                             ----------- -------------- ---------- ------------ ---------
Income before income taxes        17,037         908          686       4,330      1,580
Minority interest                 (3,306)          0            0           0          0
Benefit/Provision for income
 taxes                            (6,270)          0            0           0       (709)
                             ----------- -------------- ---------- ------------ ---------
Income before extraordinary
 loss                              7,461         908          686       4,330        871
Extraordinary (loss) on debt
 prepayments, net of tax          (4,987)
                             ----------- -------------- ---------- ------------ ---------
Net income                         2,474         908          686       4,330        871
                             =========== ============== ========== ============ =========
Income before extraordinary
 loss per common share             $0.69
                             ===========
Net income per common share
 outstanding                       $0.23
                             ===========
Weighted average common
 shares outstanding               10,851
                             ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                            SHANNON
                               STANDEFER    PRO FORMA                     SHANNON AUTO-    PRO FORMA
                              NISSAN (1)   ADJUSTMENTS    AS REPORTED      MOTIVE (1)     ADJUSTMENTS        TOTAL
                             -----------   -----------    -----------   --------------- --------------    -----------
Auto Dealership
Total Revenue                   56,704     (61,869)(3)     1,599,226         96,962                         1,696,488


Costs of Sales                  50,301     (53,492)(3)     1,415,731         83,290                         1,499,021
                             -----------                  ----------    ---------------     ----------    -----------
Gross Profit                     6,403                       183,495         13,672                           197,467
Selling, General and
 Administrative expenses         5,233        (675)(2)       149,633         10,549                           160,346
                                            (8,607)(3)
                                               659 (4)
                                            (1,136)(5)
                                            (3,716)(6)                                         (400)(6)
                                             1,315 (7)                                          264 (7)
                                              (200)(8)
                                               150 (9)
                             -----------                                ---------------     ----------    -----------
Operating Income                 1,170                        33,862          3,123             136            37,121
Other income (expense)             336      (2,580)(4)          (969)                                            (969)
                                              (505)(10)
                                             4,534 (11)
Equity in loss of uncombined
 investee                            0          74 (4)             0
                             -----------                                ---------------     ----------    -----------
Income Auto Dealerships          1,506                        32,893          3,123             136            36,152
Financial Services                   0                        (1,490)                                          (1,490)
                             -----------                                ---------------     ----------    -----------
Income before income taxes       1,506           0            31,403          3,123             136            34,662
Minority interest                    0       3,269 (4)           (37)                                             (37)
Benefit/Provision for income
 taxes                             (95)     (5,450)(12)      (12,524)                        (1,303)(13)      (13,827)
                             -----------                                ---------------     ----------    -----------
Income before extraordinary
 loss                            1,411                        18,842          3,123          (1,167)           20,798
Extraordinary (loss) on debt
 prepayments, net of tax                     4,987 (14)            0
                             -----------                                ---------------     ----------    -----------
Net income                       1,411                        18,842          3,123          (1,167)           20,798
                             ===========                  ==========    ===============     ==========    ===========
Income before extraordinary
 loss per common share
Net income per common share
 outstanding                                              $     1.05                                       $     1.14
                                                          ==========                        ==========    ===========
Weighted average common
 shares outstanding                          7,021 (15)       17,872                            313            18,185
                                                          ==========                        ==========    ===========


The 1996 pro forma operations data does not reflect a reduction of cost of sales related to reduced interest on floor plan notes payable resulting from the application of as yet unused proceeds from the Company's initial public sale of Common Stock. If the reduction of the floor plan interest expense were reflected, then pro forma income (and income per share) would have been $5,460 ($0.30 per share) for the quarter ended and $22,776 ($1.25 per share) for the twelve months ended December 31, 1996.

                           UNITED AUTO GROUP, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 31, 1996
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                 (UNAUDITED)

                                                                      SUN
                                         STEVE RAYMAN   HICKMAN    AUTOMOTIVE    EVANS
                                 UAG      NISSAN (1)   NISSAN (1)  GROUP (1)   GROUP (1)
                             --------- -------------- ---------- ------------ ---------
Auto Dealership
Total Revenue                  954,783      19,892       41,320     142,791     72,974

Costs of Sales                 848,478      16,503       36,581     122,922     63,696
                             --------- -------------- ---------- ------------ ---------

Gross Profit                   106,305       3,389        4,739      19,869      9,278
Selling, General and
 Administrative expenses        90,040       2,481        4,072      14,480      7,052

                             --------- -------------- ---------- ------------ ---------
Operating Income                16,265         908          667       5,389      2,226
Other income (expense)          (1,297)          0           19      (1,093)        (8)

Equity in loss of uncombined
 investee                          (27)          0            0           0          0
                             --------- -------------- ---------- ------------ ---------
Income Auto Dealerships         14,941         908          686       4,296      2,218
Financial Services                (726)          0            0           0          0
                             --------- -------------- ---------- ------------ ---------
Income before income taxes      14,215         908          686       4,296      2,218
Minority interest               (2,792)          0            0           0          0
Benefit/Provision for income
 taxes                          (5,305)          0            0           0       (709)
                             --------- -------------- ---------- ------------ ---------
Net income                       6,118         908          686       4,296      1,509
                             ========= ============== ========== ============ =========
Net income per common share
 outstanding                     $0.67
                             =========
Weighted average common
 shares outstanding              9,087
                             =========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                             SHANNON
                               STANDEFER     PRO FORMA                     SHANNON AUTO-    PRO FORMA
                              NISSAN (1)    ADJUSTMENTS   AS REPORTED      MOTIVE (1)     ADJUSTMENTS        TOTAL
                             -----------    -----------   -----------    --------------- --------------    -----------
Auto Dealership
Total Revenue                   52,359      (57,584)(3)    1,226,535          79,326                         1,306,086
                                                                                                   0
Costs of Sales                  46,865      (48,659)(3)    1,086,386          68,706                         1,155,184
                             -----------                   ----------    ---------------    ----------     -----------

Gross Profit                     5,494                       140,149          10,620               0           150,902
Selling, General and
 Administrative expenses         2,727         (450)(2)      113,046           8,266                           121,434
                                             (8,009)(3)
                                                725 (4)
                                                (43)(5)
                                             (1,203)(6)                                         (208)(6)
                                              1,023 (7)                                          198 (7)
                                                150 (9)
                             -----------                   ----------    ---------------    ----------     -----------
Operating Income                 2,767                        27,103           2,354              10            29,468
Other income (expense)             288       (2,322)(4)       (1,055)                                           (1,055)
                                                790 (5)
                                               (465)(10)
                                              3,033 (11)
Equity in loss of uncombined
 investee                            0           27 (4)            0
                             -----------                   ----------    ---------------    ----------     -----------
Income Auto Dealerships          3,055                        26,048           2,354              10            28,413
Financial Services                   0                          (726)                                             (726)
                             -----------                   ----------    ---------------    ----------     -----------
Income before income taxes       3,055                        25,322           2,354              10            27,687
Minority interest                    0        2,792 (4)            0                                                 0
Benefit/Provision for income
 taxes                            (183)      (4,692)(12)     (10,889)                         (1,016)(13)      (11,905)
                             -----------                   ----------    ---------------    ----------     -----------
Net income                       2,872                        14,433           2,354          (1,006)           15,782
                             ===========                   ==========    ===============    ==========     ===========
Net income per common share
 outstanding                                                                                                $     0.87
                                                          $     0.81                                       ===========
Weighted average common                                    ==========
 shares outstanding                           8,785 (15)      17,872                             313 (15)       18,185
                                                           ==========                                      ===========

The 1996 pro forma operations data does not reflect a reduction of cost of sales related to reduced interest on floor plan notes payable resulting from the application of as yet unused proceeds from the Company's initial public sale of Common Stock. If the reduction of the floor plan interest expense were reflected, then pro forma income (and income per share) would have been $6,004 ($0.33 per share) for the quarter ended and $17,316 ($0.95 per share) for the nine months ended September 30, 1996.

                           UNITED AUTO GROUP, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                 (UNAUDITED)

                                                                      SUN
                                         STEVE RAYMAN   HICKMAN    AUTOMOTIVE    EVANS
                                 UAG      NISSAN (1)   NISSAN (1)  GROUP (1)   GROUP (1)
                             --------- -------------- ---------- ------------ ---------
Auto Dealership
Total Revenue                  597,939      19,892       41,320      93,823     46,369

Costs of Sales                 531,560      16,503       36,581      80,389     40,497
                             --------- -------------- ---------- ------------ ---------

Gross Profit                    66,379       3,389        4,739      13,434      5,872
Selling, General and
 Administrative expenses        56,975       2,481        4,072       9,661      4,664

                             --------- -------------- ---------- ------------ ---------
Operating Income                 9,404         908          667       3,773      1,208
Other income (expense)            (501)          0           19        (717)        13

Equity in loss of uncombined
 investee                           75           0            0           0          0
                             --------- -------------- ---------- ------------ ---------
Income Auto Dealerships          8,978         908          686       3,056      1,221
Financial Services                (349)          0            0           0          0
                             --------- -------------- ---------- ------------ ---------
Income before income taxes       8,629         908          686       3,056      1,221
Minority interest               (1,734)          0            0           0          0
Benefit/Provision for income
 taxes                          (2,997)          0            0           0       (365)
                             --------- -------------- ---------- ------------ ---------
Net income                       3,898         908          686       3,056        856
                             ========= ============== ========== ============ =========
Net income per common share
 outstanding                     $0.46
                             =========
Weighted average common
 shares outstanding              8,500
                             =========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                                                       SHANNON
                               STANDEFER   PRO FORMA                 SHANNON AUTO-    PRO FORMA
                              NISSAN (1)  ADJUSTMENTS AS REPORTED     MOTIVE (1)     ADJUSTMENTS      TOTAL
                             -----------  ----------- -----------  --------------- -------------    ---------
                                                      .
Auto Dealership
Total Revenue                   34,994     (33,707)(3)   800,630        58,094                        858,874

Costs of Sales                  31,018     (28,268)(3)   708,280        50,931                        759,257
                             -----------  -----------  ----------  ---------------  ------------    ---------

Gross Profit                     3,976                    92,350         7,163            0            99,617
Selling, General and
 Administrative expenses         2,187        (450)(2)    75,096         5,510                         80,688
                                            (4,837)(3)
                                               468 (4)
                                                18 (5)
                                            (1,195)(6)                                 (154)(6)
                                               764 (7)                                  132 (7)
                                               288 (9)
                             -----------               ----------  ---------------  ------------    ---------
Operating Income                 1,789                    17,254         1,653           22            18,929
Other income (expense)              30      (1,548)(4)      (744)                                        (744)
                                              (340)(10)
                                               275 (12)
                                             2,025 (11)
Equity in loss of uncombined
 investee                            0         (75)(4)         0
                             -----------               ----------  ---------------  ------------    ---------
Income Auto Dealerships          1,819                    16,510         1,653           22            18,185
Financial Services                   0                      (349)                                        (349)
                             -----------               ----------  ---------------  ------------    ---------
Income before income taxes       1,819                    16,161         1,653           22            17,836
Minority interest                    0       1,734 (4)         0                                            0
Benefit/Provision for income
 taxes                            (133)     (3,471)(12)   (6,966)                      (720)(13)       (7,686)
                             -----------               ----------  ---------------  ------------    ---------
Net income                       1,686                     9,195         1,653         (698)           10,150
                             ===========               ==========  ===============  ============    =========
Net income per common share
 outstanding                                            $   0.51                                     $   0.56
                                                       ==========                   ============    =========
Weighted average common
 shares outstanding                          4,372 (15)   17,872                        313 (15)       18,185
                                                                                    ============    =========

The 1996 pro forma operations data does not reflect a reduction of cost of sales related to reduced interest on floor plan notes payable resulting from the application of as yet unused proceeds from the Company's initial public sale of Common Stock. If the reduction of the floor plan interest expense were reflected, then pro forma income (and income per share) would have been $7,287 ($0.40 per share) for the quarter ended and $11,312 ($0.62 per share) for the six months ended June 30, 1996.

                           UNITED AUTO GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE QUARTER ENDED MARCH 31, 1996
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                 (UNAUDITED)

                                                                      SUN
                                         STEVE RAYMAN   HICKMAN    AUTOMOTIVE    EVANS
                                 UAG      NISSAN (1)   NISSAN (1)  GROUP (1)   GROUP (1)
                             --------- -------------- ---------- ------------ ---------
Auto Dealership
Total Revenue                  261,719      14,655       19,907      45,484     20,858

Costs of Sales                 232,502      11,962       17,288      39,184     18,256
                             --------- -------------- ---------- ------------ ---------
Gross Profit                    29,217       2,693        2,619       6,300      2,602
Selling, General and
 Administrative expenses        27,618       2,182        2,139       4,299      2,171

                             --------- -------------- ---------- ------------ ---------
Operating Income                 1,599         511          480       2,001        431
Other income (expense)            (140)                     110        (348)        (3)

Equity in loss of uncombined
 investee                           12           0            0           0          0
                             --------- -------------- ---------- ------------ ---------
Income Auto Dealerships          1,471         511          590       1,653        428
Financial Services                (264)          0            0           0          0
                             --------- -------------- ---------- ------------ ---------
Income before income taxes       1,207         511          590       1,653        428
Minority interest                 (500)          0            0           0          0
Benefit/Provision for income
 taxes                            (536)          0            0           0       (130)
                             --------- -------------- ---------- ------------ ---------
Net income                         171         511          590       1,653        298
                             ========= ============== ========== ============ =========
Net income per common share
 outstanding                     $0.02
                             =========
Weighted average common
 shares outstanding              7,449
                             =========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                               SHANNON
                               STANDEFER      PRO FORMA                      SHANNON AUTO-    PRO FORMA
                              NISSAN (1)     ADJUSTMENTS   AS REPORTED        MOTIVE (1)     ADJUSTMENTS      TOTAL
                             -----------     -----------   -----------     --------------- -------------    ---------
Auto Dealership
Total Revenue                   17,584       (15,760)(3)     364,447            29,750                        394,272

Costs of Sales                  15,632       (13,208)(3)     321,616            26,241                        347,857
                             -----------     -----------   -----------     ---------------    ------------  ---------
Gross Profit                     1,952                        42,831             3,509             0           46,415
Selling, General and
 Administrative expenses           905          (450)(2)      37,112             2,869                         40,022
                                              (2,388)(3)
                                                 219 (4)
                                                 243 (5)
                                                (350)(6)                                          (100)(6)
                                                 380 (7)                                            66 (7)
                                                 144 (9)
                             -----------                   -----------     ---------------    ------------  ---------
Operating Income                 1,047                         5,719               640              34          6,393
Other income (expense)              15          (744)(4)         (85)                                             (85)
                                                 350 (5)
                                                 (45)(10)
                                                 750 (11)
Equity in loss of uncombined
 investee                            0           (12)(4)           0
                             -----------                   -----------     ---------------    ------------  ---------
Income Auto Dealerships          1,062                         5,634               640              34          6,308
Financial Services                   0                          (264)                                            (264)
                             -----------                   -----------     ---------------    ------------  ---------
Income before income taxes       1,062                         5,370               640              34          6,044
Minority interest                    0           500 (4)           0                                                0
Benefit/Provision for income
 taxes                             (70)       (1,573)(12)     (2,309)                             (290)(13)    (2,599)
                             -----------                   -----------     ---------------    ------------  ---------
Net income                         992                         3,061               640            (256)         3,445
                             ===========                   ===========     ===============    ============  =========
Net income per common share
 outstanding                                                $   0.17                                         $   0.19
                                                           ===========                        ============  =========
Weighted average common
 shares outstanding                           10,423 (15)     17,872                               313 (15)    18,185
                                                           ===========                        ============  =========

The 1996 pro forma operations data does not reflect a reduction of cost of sales related to reduced interest on floor plan notes payable resulting from the application of as yet unused proceeds from the Company's initial public sale of Common Stock. If the reduction of the floor plan interest expense were reflected, then pro forma income (and income per share) would have been $4,025 ($0.22 per share) for the quarter ended March 31, 1996.

FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(1) Represents the results of operations of such entities prior to their respective dates of acquisition by UAG.

(2)  Represents final costs related to the 1995 DiFeo group restructuring.

(3) Represents adjustments to eliminate the results of operations of dealerships not acquired (Saab and Jaguar) or dealerships transferred due to failure to obtain Manufacturer approval (Saturn).

(4) Represents adjustments that give effect to the acquisition of the minority interest in each of the DiFeo Group, Landers Auto and Atlanta Toyota in exchange for Common Stock plus certain other consideration. These adjustments include amortization expense for the excess of cost over net assets acquired, the elimination of related party interest income on assets to be exchanged, the elimination of equity in operations of assets to be exchanged and the elimination of minority interest in results of operations acquired.

(5) Represents change in facility expenses at acquired dealerships due to revised or terminated lease agreements upon acquisition.

(6) Represents reduction in compensation expense at acquired dealerships related to former owners and employees to contractual amounts.

(7) Represents amortization of excess of cost over net assets acquired for the acquired dealerships.

(8) Represents reduction for management fees paid to owners of acquired dealerships.

(9) Represents adjustment for increase in rental expense under amended leases relating to facilities in the DiFeo Group.

(10) Represents additional interest expense from the issuance of notes payable to sellers as part of the acquisitions.

(11) Represents reduction in historical interest expense due to the repayment of the Senior Notes and loans under the Credit Agreement with a portion of the net proceeds from the Offering.

(12) Represents net increase in interest expense at acquired dealerships due to the increase in short-term debt offset in part by repayment of long-term debt in connection with the acquisition of Sun Automotive Group.

(13) Represents tax impact of pro forma adjustments at the statutory rate adjusted for non-deductible items, and the impact of the conversion of certain acquired entities from an S corporation to a C corporation for tax purposes.

(14) Represents the elimination of the extraordinary item due to the early extinguishment of the Senior Notes and loans.

(15) Represents shares issued in connection with the Offering, the Minority Exchange, the acquisition of Hickman Nissan and Shannon Automotive and the Preferred Stock Conversion.